Exhibit 99.1

Dow and DuPont Receive Conditional Approval from European Commission for Proposed Merger of Equals

— Represents Significant Milestone in Merger and Intention to Separate into Three Strong, Independent Companies—

—Transaction Still Expected to Create Significant Cost Synergies of $3B with $1B in Growth Synergies—

WILMINGTON, Del. and MIDLAND, Mich. — March 27, 2017 — DuPont (NYSE: DD) and The Dow Chemical Company (NYSE: DOW) announced that the European Commission (EC) has granted conditional regulatory clearance in Europe of the companies’ proposed merger of equals.

This regulatory milestone is a significant step toward closing the merger transaction, with the intention to subsequently spin into three independent publicly traded companies. The transaction is expected to create significant cost synergies of approximately $3 billion with the potential for $1 billion in growth synergies. Longer term, the intended three-way split is expected to unlock even greater value for shareholders and customers and more opportunity for employees as each company will be a leader in attractive segments where global challenges are driving demand for their distinctive offerings.

The EC’s approval is conditional on DuPont and Dow fulfilling commitments given to the EC in connection with the clearance. The companies believe the outcome of the EC review is pro-competitive and maintains the strategic logic and value creation potential of the transaction.

Specifically, DuPont will divest its Cereal Broadleaf Herbicides and Chewing Insecticides portfolios. DuPont will also divest its Crop Protection research and development pipeline and organization, excluding seed treatment, nematicides, and late-stage R&D programs, which DuPont will continue to develop and bring to market, and excluding personnel needed to support marketed products and R&D programs that will remain with DuPont. DuPont is currently in negotiations to divest the crop protection assets.

Additionally, on February 2, 2017, Dow announced an agreement with SK Global Chemical Co., LTD. to divest its global Ethylene Acrylic Acid (EAA) copolymers and ionomers business. These divestitures are conditioned on Dow and DuPont closing their merger transaction, in addition to other closing conditions, including regulatory filings, local employment law and governance.

Following the divestiture of a portion of DuPont’s crop protection business, the Agriculture Division of the merged company will retain strong crop protection assets, including an excellent portfolio in corn and soy broadleaf and grass control, a robust cereal weed control portfolio, DuPont’s strong position in disease control, and Dow AgroSciences’ industry leading insecticide portfolio. The Agriculture division will be well positioned to accelerate growth, leveraging strong pipelines in both seeds and chemistry to better serve growers around the world with a superior portfolio of innovative solutions, greater choice, and competitive price for value.

The companies continue to work constructively with regulators in the remaining relevant jurisdictions to obtain clearance for the merger, which they are confident will be achieved.

Additional information is available at www.dowdupontunlockingvalue.com.

ABOUT DOW

Dow (NYSE: DOW) combines the power of science and technology to passionately innovate what is essential to human progress. The Company is driving innovations that extract value from material, polymer, chemical and biological science to help address many of the world’s most challenging problems, such as the need for fresh food, safer and more sustainable transportation, clean water, energy efficiency, more durable infrastructure, and increasing agricultural productivity. Dow’s integrated, market-driven portfolio delivers a broad range of technology-based products and solutions to customers in 175 countries and in high-growth sectors such as packaging, infrastructure, transportation, consumer care, electronics, and agriculture. In 2016, Dow had annual sales of $48 billion and employed approximately 56,000 people worldwide. The Company’s more than 7,000 product families are manufactured at 189 sites in 34 countries across the globe. References to “Dow” or the “Company” mean The Dow Chemical Company and its consolidated subsidiaries unless otherwise expressly noted. More information about Dow can be found at www.dow.com.

ABOUT DUPONT

DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders, we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment. For additional information about DuPont and its commitment to inclusive innovation, please visit www.dupont.com.

Contact Information

Dow Contacts	DuPont Contacts

Investors Neal Sheorey nrsheorey@dow.com +1 989-636-6347	Investors Greg Friedman greg.friedman@dupont.com +1 302-774-4994

Media Rachelle Schikorra ryschikorra@dow.com +1 989-638-4090	Media Dan Turner daniel.a.turner@dupont.com +1 302-996-8372

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the merger, (ii) the ability of Dow and DuPont to integrate the business successfully and to achieve anticipated synergies, risks and costs and pursuit and/or implementation of the potential separations, including anticipated timing, any changes to the configuration of businesses included in the potential separation if implemented, (iii) the intended separation of the agriculture, material science and specialty products businesses of the combined company post-mergers in one or more tax efficient transactions on anticipated terms and timing, including a number of conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances, disruptions in the financial markets or other potential barriers, (iv) potential litigation relating to the proposed transaction that could be instituted against Dow, DuPont or their respective directors, (v) the risk that disruptions from the proposed transaction will harm Dow’s or DuPont’s business, including current plans and operations, (vi) the ability of Dow or DuPont to retain and hire key personnel, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (viii) uncertainty as to the long-term value of DowDuPont common stock, (ix) continued availability of capital and financing and rating agency actions, (x) legislative, regulatory and economic developments, (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Dow’s and/or DuPont’s financial performance, (xii) certain restrictions during the pendency of the merger that may impact Dow’s or DuPont’s ability to pursue certain business opportunities or strategic transactions and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Dow nor DuPont assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.